                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.
§ 1350), the undersigned,  ReiJane Huai, Chief Executive Officer of FalconStor
Software, Inc., a Delaware Corporation (the "Company"),  does hereby certify, to his knowledge, that:

         The Quarterly  Report on Form 10-Q for the quarter ended  September 30,
2006 of the Company (the  "Report")  fully  complies  with the  requirements  of
Sections  13(a)  and  15(d) of the  Securities  Exchange  Act of  1934,  and the
information  contained in the Report fairly presents,  in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Reijane Huai
                                            ------------------------------------
                                            ReiJane Huai
                                            Chief Executive Officer
                                            November 9, 2006